SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT April 5, 2005
Commission File No. 0-8862

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine -------------------------------- (State of Incorporation)	01-00185800 ------------------------ (I.R.S. Identification)

149 Colonial Road, Manchester, Connecticut ----------------------------------------------- (Address of principal executive offices)	06040 ------------------------ (Zip Code)

(860) 646-6555
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(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
FIRST HARTFORD CORPORATION

Item 4.01    Changes in Registrant's Certifying Accountants

On April 1, 2005, the Company's auditors, Kostin Ruffkess & Company, LLC resigned, formally notifying the Company that they are withdrawing from audit work in the public company arena.

Kostin Ruffkess & Company, LLC's reports on the financial statements for each of the past two years ended April 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audits for the two most recent fiscal years and through March 31, 2005, there were no disagreements with Kotsin Ruffkess & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kostin Ruffkess & Company, LLC, would have caused Kostin Ruffkess & Company, LLC to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

Also, effective April 1, 2005, the Board of Directors of the Company appointed Carlin, Charron & Rosen, LLP as the Company's auditors for the year ending April 30, 2005.  The Company has not consulted with Carlin, Charron & Rosen, LLP on any specific matters prior to their engagement.

April 5, 2005

First Hartford Corporation

/s/ Stuart I. Greenwald
Stuart I. Greenwald
Title Treasurer